Exhibit 99.1

| Current standard - of - care for glioblastoma (GBM) includes surgery followed by concurrent therapy with radiation and temozolomide (TMZ) followed by adjuvant TMZ (days 1 - 5 every 28 days) . Almost all GBM patients experience recurrent/progressive disease, with a median survival after recurrence of 3 - 9 months . Second - line treatment for recurrent GBM with bevacizumab (BEV) has not improved survival, and effective therapies for GBM are lacking . Unmethylated promoter for O 6 - methylguanine - DNA - methyltransferase (MGMT) is a validated biomarker for TMZ - resistance and is correlated with poor patient prognosis . VAL - 083 is a bi - functional DNA - targeting agent which rapidly induces interstrand DNA cross - links at N 7 - guanine, induces double - strand breaks and acts independent of MGMT DNA repair . The current ongoing trial is a biomarker - driven Phase 2 study in MGMT - unmethylated BEV - naïve adult GBM . The primary objective of this study is to determine the effect of VAL - 083 on median overall survival ( mOS ) for MGMT - unmethylated GBM patients compared to historical control . Secondary efficacy endpoints include progression - free survival (PFS), overall response rate (ORR), duration of response (DOR), and quality - of - life . Thirty - five (35) subjects with recurrent GBM have received 40 mg/m 2 /day VAL - 083 on days 1 , 2 , 3 of a 21 - day cycle as the starting dose . Myelosuppression is the most common adverse event and a higher potential for this toxicity correlated with those patients who received a higher number of cycles of prior TMZ maintenance therapy, ( > 5 cycles vs . ≤ 5 cycles, p< 0 . 05 ) . To minimize the potential for hematological toxicity in rGBM , subsequent subjects initiated treatment at 30 mg/m 2 /d VAL - 083 x 3 consecutive days every 21 days . In addition, since TMZ is of limited value in the MGMT - unmethylated setting, a second arm in newly diagnosed GBM has been included to explore whether substituting TMZ with VAL - 083 offers clinical benefit and extends the time to recurrence . Enrollment, safety data and study updates will be presented at the meeting . Clinicaltrials . gov identifier : NCT 02717962 . BACKGROUND Phase 2 study of dianhydrogalactitol (VAL - 083) in patients with MGMT - unmethylated, bevacizumab - naïve glioblastoma in the recurrent and adjuvant setting ABSTRACT #ACTR - 12 1 Department of Neuro - Oncology, The University of Texas MD Anderson Cancer Center, Houston, TX, USA; 2 DelMar Pharmaceuticals, Inc., Vancouver, Canada and Menlo Park, California, USA; 3 Formerly affiliated with DelMar Pharmaceuticals, Inc., no longer involved with the company or this clinical trial; 4 Neuro - Oncology Branch, National Cancer Institute, National Institutes of Health, Bethesda, MD, USA FIGURE 1. The N 7 - targeting mechanism of action of VAL - 083 differs from those of O 6 - alkylating agents like temozolomide and nitrosoureas. Me t emozolomide converts to active state (MTIC) at physiological pH a lkylation of O6 guanine guanine base on DNA 2 guanine bases on DNA VAL - 083 VAL - 083 – i nterstrand crosslink (ICL) Mechanism of VAL - 083 via crosslinks at N 7 of guanine Mechanism of temozolomide via alkylation at O 6 of guanine Link to trial on clinicaltrials.gov VAL - 083 is a novel bi - functional DNA targeting agent that rapidly induces interstrand cross - links at N 7 - guanine, leading to DNA double - strand breaks (DSBs) and ultimately cell death . 1 VAL - 083 ’s unique cytotoxic mechanism circumvents MGMT - mediated chemoresistance and maintains cytotoxic activity in cancer cells deficient in DNA mismatch repair (MMR) . 2 , 3 The N 7 - targeting mechanism differs from temozolomide (TMZ) and nitrosoureas, enabling VAL - 083 to overcome MGMT - mediated chemoresistance . This distinct mechanism of action of VAL - 083 suggests that VAL - 083 may offer a treatment alternative against tumors with MMR - , or MGMT - mediated resistance to chemotherapeutic agents, including temozolomide and nitrosoureas . 1 , 2 , 3 Barbara O'Brien 1 , Marta Penas - Prado 4 , Carlos Kamiya - Matsuoka 1 , Shiao - Pei Weathers 1 , Alfred Yung 1 , Monica Loghin 1 , Rebecca Harrison 1 , Nazanin Majd 1 , Jeffrey Bacha 3 , Dennis Brown 2 , Gregory Johnson 2 , John Langlands 2 , Richard Schwartz 2 , Sarath Kanekal 2 , Lorena Lopez 2 , John DeGroot 1 An open label, single - arm, biomarker - driven, Phase 2 study of VAL - 083 treatment for MGMT unmethylated bevacizumab - naïve glioblas toma in the recurrent or adjuvant setting (Clinicaltrials.gov Identifier: NCT02717962). STUDY DESIGN STUDY UPDATE Table 1. Dose - Limiting Toxicities during cycle 1 in Group 1 (Recurrent). All subjects completed at least 1 cycle. (Data c ut - off November 15 th , 2019) Number and Percent of Subjects with DLT, as defined below 40 mg/m 2 /d (n=35) 30 mg/m 2 /d (n =25) All (n=60) Number of subjects with DLT* 8 (22.9%) 3 (12.0%) 11 (18.3%) Grade 3 decreased platelet count with hemorrhage 0 (0%) 0 (0%) 0 (0%) Grade 4 decreased platelet count 5 (14.3%) 1 (4.0%) 6 (10.0%) Grade 3 decreased ANC (<500 µL) with fever (febrile neutropenia) 0 (0%) 0 (0%) 0 (0%) Grade 3 decreased platelet count lasting more than 5 days 5 (14.3%) 2 (8.0%) 6 (10.0%) Treatment delay >3 weeks (due to decrease platelet or ANC) 8 (22.9%) 2 (8.0%) 10 (16.6%) Non - hematol . Grade 3/4 toxicity 1 (2.8%) 1 (4.0%) 2 (3.3%) Dose reduction (Cycle 2) 9 (25.7%) # 2 (8.0%) ## 11 (18.3%) *Subjects may have experienced more than one DLT (listed above) # Dose reduction from 40 to 30 mg/m 2 /day; ## Dose reduction from 30 to 20 mg/m 2 /day Group 1: • To determine if treatment with VAL - 083 improves overall survival (OS) in patients with MGMT - unmethylated recurrent GBM • Comparison of survival will be made to historical control for lomustine of median OS = 7.2 months (EORTC 26101, for patients with recurrent MGMT - unmethylated GBM treated with lomustine alone) • Up to 83 patients with recurrent/progressive GBM will be enrolled. This will include 35 patients initially treated at 40 mg/m 2 /day and up to 48 patients initially treated at 30 mg/m 2 /day Group 2: • To determine if treatment with VAL - 083 in MGMT - unmethylated GBM improves progression - free survival (PFS) in newly diagnosed patients when given as adjuvant therapy post chemoradiation with TMZ • Median PFS will be compared to historical control, temozolomide (6.9 months) ( Tanguturi , et al. 2017) 8 • Up to 24 newly diagnosed GBM patients who have completed chemoradiation treatment with TMZ and received no subsequent adjuvan t T MZ will be enrolled As of November 15 th , 2019: □ Recurrent Arm (Group 1) - total 83 subjects planned • 35 subjects enrolled with starting dose of 40 mg/m 2 /day x 3 days every 21 days • 27 (of 48 planned) subjects enrolled with starting dose of 30 mg/m 2 /day x 3 days every 21 days □ Adjuvant Arm (Group 2) - total 24 subjects planned ▪ 5 subjects enrolled with a starting dose of 30 mg/m 2 /day x 3 days every 21 days The data presented provide assessments for the subjects who had completed at least 1 cycle of VAL - 083 as of November 15th, 2019. Lowering of starting dose from 40 to 30 mg/m 2 /day • A higher potential for myelosuppression with 40 mg/m 2 /day VAL - 083 in recurrent GBM subjects (Group 1) appeared to be correlated with the number of cycles of prior TMZ maintenance therapy, e.g. > 5 cycles • Dose reduction was aimed at lowering the potential for myelosuppression and may increase the number of cycles of VAL - 083 treatment a patient may receive and thus the potential efficacy of VAL - 083 treatment SAFETY GROUP 1 (RECURRENT) » Sixty (60) subjects have completed at least 1 cycle of treatment » Similarly to prior experience with VAL - 083, myelosuppression has been the most common adverse event observed » Decreases in platelet and neutrophil counts generally resolved spontaneously » 7/35 (20.0%) subjects experienced SAE possibly related to VAL - 083 at a starting dose of 40 mg/m 2 /day » 4/25 (16.0%) subjects experienced SAE possibly related to VAL - 083 at a starting dose of 30 mg/m 2 /day » Fewer subjects experienced a dose - limiting toxicity (DLT) at cycle 1 at 30 mg/m 2 /day (Table 1) References: 1. Zhai B, et al. Cell Death and Disease. (2018)9:1016; 2. Zhai B, et al. Cancer Res. July 2017: 77(13), abstract #2483; 3. Fouse S, et al. Neuro Oncol. (2014). v16(Suppl 5), ET - 18; 4. Stupp R, et al. N Engl J Med. 2005; 352(10):997 - 1003; 5. Weathers SP, et al. J Neurooncol.129(3): 487 - 94 (2016); 6. Shih K, et al. J Clin Onc . 34, 15 (suppl.) 2016, 2063 - 2063; 7. NCCN guidelines (CNS cancers, 2017); 8. Tanguturi SK, et al. NeuroOncol.19(7):908 - 917 (2017). CONCLUSIONS – FUTURE PLANS GROUP 2 (ADJUVANT) » All 5 subjects have completed at least 1 cycle of treatment » No SAEs, dose limiting toxicities or dose reductions (Cycle 2) have been recorded for this group Tumor Response □ Tumor Assessment by MRI at the end of cycle 2 and every 42 days (every other cycle) □ Best Overall Response based on Investigator’s clinical and radiologic assessment according to RANO criteria Table 2. Best Tumor Response Measurement in Group 1 (Recurrent). All subjects completed at least 1 cycle. (Data c ut - off November 15 th , 2019) Number of subjects completed first MRI assessment (Pre - Cycle3) 40 mg/m 2 /d (n=35) 30 mg/m 2 /d (n=23) All (n=58) Stable Disease 9 (25.7%) 6 (26.1%) 15 (25.9%) No subjects demonstrated a partial response (PR) or complete response (CR) GROUP 2 (ADJUVANT) First subject reached first MRI assessment at the end of cycle 2, with best overall response of stable disease (SD). GROUP 1 (RECURRENT) Overall Survival (Snapshot) GROUP 1 (RECURRENT) » Of the subjects who had completed at least 1 cycle of treatment, 31/35 subjects at 40 mg/m 2 /day and 8/25 subjects at 30 mg/m 2 /day had died. » Median OS ( mOS ) snapshot (censored at last known date alive): ▪ All subjects: 7.5 (CI 6.0 - 11.5) months ▪ 40 mg/m 2 /day dose: 6.5 (CI 4.4 - 9.0) months ▪ 30 mg/m 2 /day dose: 10.6 (CI 5.8 to 10.6) months; dose group enrollment and treatment ongoing Figure 2. Kaplan - Meier Survival Analysis of subjects receiving 30 or 40 mg/m 2 /day VAL - 083. Censored at last known date alive. Snapshot at data cut - off November 15 th , 2019. GROUP 2 (ADJUVANT) » As of November 15 th 2019, all 5 subjects were continuing treatment. » In the recurrent setting, 30 mg/m 2 /day VAL - 083 is better tolerated than 40 mg/m 2 /day with fewer dose limiting toxicities » To date VAL - 083 is well tolerated as an alternative adjuvant treatment in unmethylated GBM to TMZ (which is of limited value in this setting 7 ), and may offer a broader therapeutic window for VAL - 083 and an opportunity to provide early intervention for these patients » We continue to evaluate the efficacy of VAL - 083 at the 30 mg/m 2 /day dose which offers a potentially less toxic treatment in patients for treating recurrent disease 0 10 20 30 40 50 60 70 80 90 100 Survival (censored at last known alive date) 0 2 4 6 8 1012141618202224262830 Time (mo) Survival probability (%) Starting Dose VAL-083 30 mg/m2/day 40 mg/m2/day